Exhibit 99.2 Corporate Presentation Fourth Quarter 2022 Confidential 1

Developing Biology-Driven Medicines and Expanding the Impact of Targeted Oncology • Multiple ongoing clinical trials with expected data readouts in the next 12 months • Leaders in Hippo pathway with clinical stage paralog-selective TEAD inhibitor IK-930 We develop differentiated therapies • Initial mono-therapy in mesothelioma and EHE in 2023 for patients in need that target nodes of • Combination with osimertinib in NSCLS to start in 2023 cancer growth, spread, and therapeutic • Next generation Hippo candidate in lead optimization resistance in the Hippo and RAS onco- signaling network.• Novel MEK/RAF inhibitor IK-595 in IND-enabling studies • IND in 2H 2023 with broad potential across RAF and RAS mutant cancers • BMS partnered program IK-175 with clinical activity in bladder cancer • Potential for $50M in opt-in fees by early 2024, $450M in milestones Hippo Pathway RAS Pathway plus global royalties • >$170M in cash; Runway into 2025 Confidential 2 2

Ikena Wholly Owned Pipeline Focused on Targeted Oncology in Hippo-Ras Oncosignaling Network

		Candidate *Target*	Indications *Interventions*	Partnerships & Rights	Discovery	IND Enabling	Phase 1	Late-Stage Development
Targeted Oncology	*Hippo Pathway*	**IK-930** *TEAD*	Hippo-Altered Cancers *Monotherapy & Multiple Combinations*	ikena oncology				
		Undisclosed	Hippo-Altered Cancers	ikena oncology				
	RAS Pathway	**IK-595** *MEK-RAF*	RAS and RAF Altered Cancers; Additional Tumor Types	ikena oncology				
		Undisclosed	RAS-Mutated Cancers	ikena oncology				
Immune-Signaling	*AHR Signaling*	**IK-175** *AHR*	Bladder Cancer, AHR Enriched *Monotherapy & Nivolumab Combination*	Bristol Myers Squibb				
			Head & Neck Cancer, AHR Enriched *Nivolumab Combination*	Bristol Myers Squibb				

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Connectivity Across RAS & Hippo Onco-signaling Network

Nodes in the RAS network are intricately connected to each other and other orthogonal pathways, including Hippo



Hippo Pathway
NF2
MST1/2
LATS1/2
YAP1/TAZ
YAP1/TAZ
TEAD
RAS Pathway
RAS
GDP
OFF
GRB2
SOS
SHP2
ON
RAS
GTP
THERAPEUTIC
RESISTANCE
RAF
MEK
1/2
ERK1/2
PI3K
AKT
mTOR

Hippo genetically-altered cancers and Hippo activated resistance

RASm cancers – the most common pathway with genetic alteration in cancers – potential benefit from monotherapies and combination therapies

Ikena has deep institutional knowledge and broad capabilities that lay the foundation for discovery programs across the network

Deep knowledge and characterization of the interconnected nature of oncogenic nodes

Proven history of drugging difficult targets

Leaders in drugging the Hippo pathway

Advanced capabilities across biomolecular characterization, structural biology, chemistry, and translational medicine

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Targeting TEAD & the Hippo Pathway IK-930 Confidential 5

Hippo Pathway Alterations and Activity Trigger TEAD Transcription-Dependent Tumor Growth



1. GENETIC ALTERATIONS
NF2
MST1/2
LATS1/2
YAP1/TAZ
YAP1/TAZ
TEAD
TEAD DEPENDENT TRANSCRIPTION
TUMOR GROWTH
KRAS
BRAF
CDK 4/6
MEK
EGFR
ALK
2. THERAPEUTIC RESISTANCE

1. **GENETIC ALTERATIONS**: Treat patients with genetic alterations in the Hippo pathway with **IK-930 MONOTHERAPY**. The Hippo pathway is genetically altered in approximately 10% of all human cancers, including 40% of malignant mesothelioma patients and 100% of EHE patients

2. **THERAPEUTIC RESISTANCE**: **COMBINE IK-930** with other targeted therapies. Resistance to multiple targeted therapies and tumor recurrence can be linked to YAP/TEAD activation

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IK-930 is an Oral, Selective, Potent TEAD Inhibitor IK-930 was well tolerated preclinically while showing significant impact on TEAD dependent gene expression Robust Inhibition Selective Activity in Potent TEAD Inhibition TEAD Target Gene Expression Hippo-Mutated Cells 100 1.5 CNN1 80 ANKRD1 1.0 60 CTGF NPPB 40 AMOTL2 0.5 20 CYR61 0 -4 -3 -2 -1 0 1 DMSO IK-930 0.0 10 10 10 10 10 10 -3 -2 -1 0 1 2 10 10 10 10 10 10 IK-930 Concentration (mM) TEAD activated cell line ( ) IK-930 Concentration mM TEAD gene NF2 mutant mesothelioma Control NF2 KO expression proliferation Confidential 7 7 % Inhibition Proliferation

IK-930 Monotherapy Has Potential Across Genetic Mutations in the Hippo Pathway Impact Across Tumor Models for Hippo Pathways Genetic Alterations 2000 1500 Vehicle Vehicle 2000 Vehicle IK-930 30 mg/kg QD IK-930 30 mg/kg QD IK-930 200 mg/kg QD IK-930 75 mg/kg QD 1500 IK-930 75 mg/kg QD 1500 1000 IK-930 200 mg/kg QD 1000 1000 500 500 500 0 0 0 0 5 10 15 20 25 0 5 10 15 20 25 0 5 10 15 20 25 Days post treatment initiation Days post treatment initiation Days post treatment initiation LATS1/LATS2 Mutated Mesothelioma Model YAP1 Amplified HNSCC Model NF2 Deficient Mesothelioma Model Confidential 8 8 Average Tumor Volume (mm3+/-SEM) Average Tumor Volume (mm3+/-SEM) Average Tumor Volume (mm3+/-SEM)

IK-930 Monotherapy Strategy and Clinical Development Plan; Initial Data Expected in 2H 2023

Growing Monotherapy Opportunity

~125,000 newly diagnosed cancer patients per year in the US with known Hippo pathway mutations and alteration

- **Malignant Mesothelioma:** ~**40%** NF2 loss of function mutations
- **NSCLC: 6%** YAP1 and **29%** TAZ amplification
- **Meningioma:** High frequency of NF2 deficiency; Most common CNS tumor, accounting for **~one-third** of primary CNS tumors
- **Head & Neck Cancers:** Growing body of knowledge on frequent YAP/TAZ amplification and FAT1 (upstream) deficiency
- **Soft Tissue Sarcomas: ~90%** of epithelioid hemangioendothelioma, or **EHE**, have TAZ-CAMTA1 fusions; **10%** of EHE have YAP1-TFE3 fusions

Ongoing Phase 1 Trial
Monotherapy Clinical Development Plan

Dose Escalation

Currently recruiting; advanced through multiple doses


All comers
Tumors known to have high incidence of Hippo pathway alterations

Dose Expansion

Cohort 1: NF2 deficient mesothelioma

Cohort 2: NF2 deficient solid tumors; agnostic approach

Cohort 3: Epithelioid hemangioendothelioma (EHE)

Cohort 4: YAP/TAZ gene fusion solid tumors; agnostic approach

Confidential ikena ONCOLOGY | 9

IK-930 Opportunity to Address Emerging Early-Use Osimertinib Resistance 40%+ of patients with Osimertinib resistance have unidentified mechanisms and represent a significant unmet need Resistance Mechanisms to Osimertinib in EGFRm NSCLC Acquired Baseline Resistance Leonetti, et al., Br J Cancer, 2019 Baseline Acquired Resistance Lee, et al., BBRC, 2016 Opportunity for IK-930 combinations to address acquired Osimertinib resistance Opportunity to identify subset of patients in whom addition of IK930 combo can delay/prevent the emergence of resistance Confidential 10 10 Nuclear YAP YAP

IK-930 Combination with EGFRi shows Improved Anti-tumor Activity Multiple EGFRm Lung Cancer Models Show Benefit of IK-930-Osi Combination H1975 Tumor Model PC9 Tumor Model 1 5 0 0 2 0 0 0 1 5 0 0 Vehicle 1 5 0 0 Vehicle IK-930 IK-930 Osimertinib 1 5 0 0 Osimertinib IK-930 + Osi 1 0 0 0 930 + Osi IK- 1 0 0 0 1 0 0 0 1 0 0 0 5 0 0 5 0 0 5 0 0 5 0 0 0 0 0 5 1 0 1 5 0 5 1 0 1 5 Days post treatment initiation Days post treatment initiation 0 0 0 5 1 0 1 5 0 5 1 0 1 5 Days post treatment initiation Days post treatment initiation Confidential 11 11 Mean tumor volume (mm3) +/- SEM Mean tumor volume 3 (mm ) +/- SEM

IK-930 Has Pre-Clinical Impact on Refractory Persister Cells Potential for IK-930 to prevent resistance to EGFR inhibitors and even reverse the effect when given after resistance has already emerged IK-930 + Osi Combined Prevents Emergence of Persisters Cell cycle arrest Osimertinib 1100 Cell death peak Osimertinib + IK-930 1000 900 Emergence and expansion 800 of Osimertinib persister cells 700 600 500 ~600 counts 400 300 Osi & IK-930 200 addition 100 <70 counts 0 0 2 4 6 8 10 12 14 16 18 20 Days IK-930 Addition after Persister Emergence Attenuates Expansion Osimertinib 1100 Cell cycle 1000 Osimertinib + IK-930 Cell death peak arrest 900 Osi Emergence and expansion 800 addition of Osimertinib persister cells 700 600 ~450 counts 500 400 300 <180 counts 200 IK-930 100 addition 0 0 2 4 6 8 10 12 14 16 18 20 Days Confidential 12 12 Live Cell Counts Live Cell Counts

IK-930's Potential to Combat Therapeutic Resistance to Other Targeted Therapies

Combination strategy represents an independent mechanisms and potential opportunity for IK-930

Combination Clinical Development Plan
First Cohort to Initiate in 2023

Dose Escalation → **Dose Expansion** →

All comers

Biomarker defined tumors treated with targeted therapies (multiple combination groups)

Cohort 1: IK-930 + osimertinib in EGFRm resistant NSCLC

Cohort 2: IK-930 + MEKi in solid tumors, including KRASm tumors

Additional Cohorts: Determine from emerging data

Addressing a Leading Limitation of Targeted Therapy - Primary and Secondary Therapeutic Resistance

Resistance to multiple targeted therapies and tumor recurrence can be linked to **YAP/TEAD activation**

Overcoming resistance mechanisms and escape could **deepen and prolong responses and address *de novo* resistance**, allowing more patients to respond to target therapies overall

"…underlying mechanisms through which malignant tumor cells acquire or develop resistance to anti-cancer treatment. The Hippo signaling pathway appears to play an important role in this process."
Zeng et al. Cancers 2021

"The biggest hurdle to targeted cancer therapy is the inevitable emergence of drug resistance."
Lim, et al. Journal of Hematology & Oncology 2019

"Despite [targeted oncology's] immense progress, advanced cancer is ultimately lethal for most patients due to treatment resistance."
Aldea, et al. Cancer Discovery 2021

13

Ikena Leads the Field in Targeting the Hippo Pathway • IK-930: First-in-class, paralog-selective TEAD inhibitor NF2 • Ongoing phase 1 clinical trial currently in dose escalation • Monotherapy cohorts in NF2 mutant mesothelioma MST1/2 and EHE (100% YAP/TAZ) • Multiple planned combination cohorts combating LATS1/2 therapeutic resistance • Data shows potential to prevent and reverse resistance to EGFR inhibitors YAP1/TAZ • Additional data on advantages of paralog-selectivity and combination approach in 1H 2023 • Initial clinical data expected in 2H 2023 YAP1/TAZ • Next-gen Hippo program in lead optimization TEAD TEAD DEPENDENT TUMOR GROWTH TRANSCRIPTION Confidential 14 14

MEK-RAF Complex Inhibitor IK-595 Confidential 15

The RAS Pathway is Highly Implicated in Cancer Targeting within the pathway could be impactful for a massive and diverse population 10 of the 20 most common cancers worldwide are The RAS pathway is potentially associated with RAS pathway mutations implicated in over half a million Pancreatic Ductal Adenocarcinoma Colorectal Adenocarcinoma new cancer diagnoses each Multiple Myeloma 1 year in the US alone Lung Adenocarcinoma Skin Cutaneous Melanoma Uterine Corpus Endometroid Sarcoma New approaches in targeting the pathway need Uterine Carcinosarcoma to consider key learnings Thyroid Carcinoma Acute Myeloid Leukemia • Approved inhibitors can paradoxically Bladder Urothelial Carcinoma activate MEK/ERK signaling Gastric Adenocarcinoma Cervical Adenocarcinoma • CRAF is implicated as a key signaling bypass Head and Neck Squamous Cell Carcinoma mechanism for targeted therapies, and has Diffuse Large B Cell Lymphoma kinase independent activity that drives RAS 0 20 40 60 80 100 mutant cancers 2 Frequency of RAS Mutation %KRAS %NRAS %HRAS Top 20 Cancer 1 ACS and https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3457779/ Confidential 16 16 2 Cox. Nature Reviews Drug Discovery (2014); World Cancer Research Fund International

First Generation MEK Inhibitors: Insufficient Targeting Leads to Limited Activity First gen MEK inhibitors missed the potential MEK’s role in driving ERK- of CRAF to bypass MEK and trigger ERK mediated tumor growth Approved MEK inhibitors like trametinib and binimetinib block MEK kinase activity RASm RASm Feedback in the pathway however triggers CRAF activation CRAF A/B- A/B- CRAF CRAF (kinase- CRAF independent) RAF RAF Cancer’s survival mechanism utilizes CRAF to reactivate the pathway and bypass inhibition MEK MEK CRAF bypass 1/2 1/2 st 1 gen Additionally, approved inhibitors miss MEKi blocking kinase-independent CRAF ERK ERK 1/2 1/2 function that can trigger tumor growth Leads to incomplete pathway inhibition Confidential 17 17

IK-595: A Best-in-Class Dual MEK-RAF Complex Inhibitor

IK-595 traps MEK & RAF in an inactive complex to prevent CRAF bypass and kinase-independent CRAF function


RASm
A/B-RAF
CRAF
MEK 1/2
IK-595
CRAF
IK-595
MEK 1/2

Key IK-595 Advantages

IK-595 is designed to and has shown preclinical evidence of superior profile than first generation and in-development MEK inhibitors

- ✓ Inhibit MEK mediated ERK1/2 phosphorylation
- ✓ Prevent MEK phosphorylation by RAF
- ✓ Alleviate therapeutic resistance through CRAF mediated bypass and pathway reactivation
- ✓ Block CRAF kinase independent activities
- ✓ Optimized PK profile to target IC90 plasma concentrations widening the therapeutic window

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Key Advantages of IK-595 Including Robust Stabilization of MEK-CRAF Complex IK-595 traps RAF and MEK in a stable, inactive complex providing advantages in blocking both bypass in the pathway and kinase-independent CRAF function IK-595 Stabilizes CRAF-MEK Complex HCT-116 IP MEK HCT-116 Cells RASm 1 2 3 4 5 4 CRAF CRAF 3 1- DMSO A/B- MEK CRAF MEK RAF 2- Trametinib IK- 1/2 MEK 595 3- VS-6766 2 IK- CRAF (Input) 1/2 4- Trametiglue 595 5- IK-595 1 Phospho-MEK (Input) MEK (Input) 0 ERK 1/2 IK-595 Potency Adds to Best-in-Class Potential Biochem uMEK Cellular pMEK 4h Proliferation Assay Cellular pERK IC 50 IC / 48h IC AsPC-1 CTG IC 50 50 50 IK-595 0.1 nM 3 nM 0.6/1 nM 1.3 nM Confidential 19 19 DMSO Trametinib VS-6766 Trametiglue IK-595 CRAF-MEK Interaction (Fold Induction)

IK-595 Leads to Significantly More Durable Pathway Suppression than Other MEK Inhibitors IK-595 Potently Inhibits MEK IK-595 Demonstrates Robust and Prolonged Phosphorylation In Vitro pERK Inhibition in Multiple Cell Lines In vitro MEK Phosphorylation (AsPC-1 cells) 0.4 Trametinib AsPC1 (KRASmut Pancreatic) In vitro MEK Phosphorylation (AsPC-1 cells) VS-6766 0.3 0.5 IK-595 In vitro MEK Phosphorylation (AsPC-1 cells) AsPC1 (KRASmut Pancreatic) 0.4 0.2 Trametinib 0.4 0.4 0.5 Trametinib VS-6766 IK-595 0.1 0.3 0.3 0.4 IK-595 0.3 0.0 0.2 0.3 0.2 0.01 0.1 1 10 100 1000 10000 0.2 Dose (nM) 0.1 0.2 0.1 0.0 0.1 0.1 1 10 100 In vitro MEK Phosphorylation (HCT116 cells) 0.0 Time (Hours) 0.0 20 1 10 100 0.0 0.01 0.1 1 10 100 1000 10000 NCI-H2122 (KRASmut Lung) 5637 (CRAF Amplified Bladder) DMSO 0.01 Tim 0. e 1 (Hours 1 ) 10 100 1000 10000 IK-595 Dose (nM) 15 0.5 0.5 VS-6766 Dose (nM) Trametinib 10 0.4 0.4 Trametiglue 4 Mirdametinib 0.3 0.3 Binimetinib 3 Selumetinib 2 0.2 0.2 Cobimetinib 1 0.1 0.1 0 4 48 4 48 4 48 4 48 4 48 4 48 4 48 4 48 4 48 Hours 0.0 0.0 1 10 100 1 10 100 Time (Hours) Time (Hours) Confidential 20 20 Normalized pMEK to tMEK Ratio pMEK to tMEK Ratio IK-595 Normalized pERK to tERK Ratio Normalized pERK to tERK Ratio Normalized pERK to tERK Ratio pMEK to tMEK Ratio pMEK to tMEK Ratio Normalized pERK to tERK Ratio

Robust Preclinical Efficacy in RAS and RAF Cancers with Great Sensitivity in CRAF Dependent Models Antitumor Activity Across Models at Tolerated IK-595 Doses IK-595 Sensitivity KRAS G12D Pancreatic Model KRAS G12C Lung Tumor Model 400 3000 2000 300 1500 2000 200 1000 100 1000 500 0 0 0 0 10 20 30 0 5 10 15 20 25 Days of Treatment Days of Treatment CRAF Amplified Bladder Tumor Model IK-595 has greatest sensitivity in NRAS and KRAS Vehicle 600 IK-595 3 mg/kg mutant cell lines which are dependent on CRAF 600 400 NRAS and KRAS – CRAF CERES Score Jones, 4th RAS-Targeted Drug Development Summit 2022 400 200 WT 200 0 Mut 0 2 4 6 8 10 12 14 16 18 20 Days of Treatment 0 0 2 4 6 8 10 12 14 16 18 20 Days of Treatment Confidential 21 21 Efficacy achieved with both continuous and intermittent dosing of IK-595 RASWT NRASmut KRASmut BRAFV600 EGFRmut PIK3CAmut PTENmut 3 Tumor volume (mm ) Mean tumor volume 3 (mm ) +/- SEM 3 Tumor volume (mm ) 3 Tumor volume (mm ) Inhibition (AUC)

IK-595: Best-in-Class Next Generation MEK-RAF Complex Inhibitor CRAF A/B-RAF MEK • Novel, best-in-class inhibitor that traps MEK and RAF in an inactive complex for more IK-595 1/2 complete inhibition of the pathway • Durable, potent inhibition of the pathway demonstrated through multiple data sets • Mechanisms prevents CRAF bypass and kinase-independent CRAF function • Preclinical efficacy in multiple disease models • Difficult to treat CRAF-dependent tumors show high sensitivity to IK-595 in cell lines • IND planned for 2H 2023 Confidential 22 22

Targeting AHR to Counter Immunosuppressive TME IK-175 Confidential 23

AHR’s Role in Immune Signaling & Identifying Bladder Cancer as Key Population Activated AHR can prevent immune recognition of cancer through both the innate and adaptive immune systems Novel Assays to Optimize Indication Selection Tryptophan Tryptophan AHR AHR AHR IDO1 TDO2 Proprietary Proprietary IHC Gene amplification transcriptional Kynurenine signature accumulation STING Tumor Microarray Result 300 AHR Activation TLR9 200 TGFB Immunosuppression & 100 Tumorigenesis AHR modulates activity in both the innate and adaptive immune systems 1 0 Bladder HNSCC Melanoma Ovarian Confidential 24 24 H-Score Nucleus Tumor region

IK-175 Ph1 Study Ongoing in Urothelial Carcinoma Patients Patients have exhausted SOC and progressed on CPIs Pharmacodynamics at All Doses Monotherapy Combination Clinical data presented at SITC 2022 including 1.2 1.5 dose escalation (all-comers), and both mono 1.0 0.8 1.0 and combo stage 1 expansion cohorts in 200mg 0.6 400mg urothelial carcinoma 800mg 0.4 0.5 • 43 total patients; 40 evaluable for anti- 1200mg 800mg 0.2 1600mg tumor activity 1200mg 0.0 0.0 • 20 dose escalation • 20 dose expansion (10 mono, 10 combo) Pharmacodynamics seen at all doses Timepoint Timepoint Last-line, Heavily Pre-treated Patients No DLTs observed Demographics of Evaluable Urothelial Carcinoma Patients in Initial Clinical Analysis IK-175 was well tolerated with a predictable Monotherapy Combination and manageable safety profile (n=10) (n=10) Prior lines of anti-cancer therapy Encouraging anti-tumor activity and duration 1-3 2 4 of response seen in IK-175 nivolumab combination expansion cohort 4-10 8 6 ADC experienced 9 6 Confidential 25 25 Pre-dose 3hrs (±30 minutes) 6-8hrs Pre-dose C1D2 Pre-dose C2D1 3hrs (±30minutes) 6-8hrs - ( t ) - - - ( t ) - Pre dose 3hrs ±30 minu es 6 8hrs Pre dose C1D2 Pre dose C2D1 3hrs ±30minu es 6 8hrs Normalized to pre-dose C1D1 Normalized to pre-dose C1D1

Initial Clinical Data in Urothelial Carcinoma Demonstrated Encouraging Anti-Tumor Activity Clear evidence of monotherapy activity contributing to combination responses Heavily pretreated patients exhausted all options -- failed checkpoints and have had up to 10 prior lines of therapy Mono partial response ongoing over 15 months; Combo partial responses ongoing over 5 months Stage 1 of Combination Cohort in Urothelial Carcinoma Initial Clinical Data from Stage 1 of Expansion Cohorts Showed 40% DCR with Encouraging Anti-Tumor Activity Monotherapy Combination (n=10) (n=10) Best overall response Confirmed partial 1 (10%) 2 (20%) response Stable Disease 1 (10%) 2 (20%) Progressive disease 6 (60%) 6 (60%) ORR, n(%) 1 (10%) 2 (20%) DCR, n(%) 2 (20%) 4 (40%) Time from baseline (months) Combo result represent meaningful potential for patient population with significant and ongoing DoR Currently recruiting in stage 2 of both mono and combo cohorts Confidential 26 26 Percent change in SoD target lesions

Ikena Wholly Owned Pipeline Focused on Targeted Oncology in Hippo-Ras Oncosignaling Network

		Candidate *Target*	Indications *Interventions*	Partnerships & Rights	Discovery	IND Enabling	Phase 1	Upcoming Milestone
Targeted Oncology	*Hippo Pathway*	**IK-930** *TEAD*	Hippo-Altered Cancers *Monotherapy & Multiple Combinations*	ikena oncology				Continued recruitment; Initial data expected 2023
Targeted Oncology	*Hippo Pathway*	**Undisclosed**	Hippo-Altered Cancers	ikena oncology				Progressing research toward add 'l candidate
Targeted Oncology	*RAS Pathway*	**IK-595** *MEK-RAF*	RAS and RAF Altered Cancers; Additional Tumor Types	ikena oncology				IND in 2H 2023
Targeted Oncology	*RAS Pathway*	**Undisclosed**	RAS-Mutated Cancers	ikena oncology				Progressing research toward add 'l candidate
Immune-Signaling	*AHR Signaling*	**IK-175** *AHR*	Bladder Cancer, AHR Enriched *Monotherapy & Nivolumab Combination*	Bristol Myers Squibb				Presented initial data at SITC'22; continued trial progress
Immune-Signaling	*AHR Signaling*	**IK-175** *AHR*	Head & Neck Cancer, AHR Enriched *Nivolumab Combination*	Bristol Myers Squibb				Continued trial progress

ikena oncology | 27

Confidential 28